UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200 Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 730-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 21, 2024, Nine Energy Service, Inc. (the “Company”) received written notification (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company no longer satisfies the continued listing compliance standards set forth under Section 802.01B of the NYSE Listed Company Manual (the “Manual”) because the average global market capitalization of the Company was less than $50,000,000 over a consecutive 30 trading-day period that ended on October 18, 2024 and, at the same time, the Company’s last reported stockholders’ equity was less than $50,000,000.

In accordance with Section 802.02 of the Manual, the Company has ten business days from receipt of the Notice to confirm to the NYSE receipt of the Notice and the Company’s intent to cure the deficiencies. Under NYSE procedures, the Company has 45 days from its receipt of the Notice to submit a plan to the NYSE demonstrating how it intends to regain compliance with the NYSE’s continued listing standards within 18 months of the Company’s receipt of the Notice. The Company intends to develop and submit a plan to bring it into compliance with the listing standards within the required timeframe (the “Plan”), which would be reviewed by the Listings Operations Committee of the NYSE (the “Listings Committee”). If the Listings Committee does not accept the Plan, the NYSE will commence suspension and delisting procedures.

If the Listings Committee accepts the Plan, the Company’s common stock, par value $0.01 per share (the “Common Stock”), will continue to be listed on the NYSE during the 18-month cure period, subject to the Company’s compliance with other continued listing standards, and the Company would be subject to quarterly review for compliance with the Plan. If the Company fails to meet material aspects of the Plan or any quarterly milestones contained in the Plan, the NYSE may commence suspension and delisting procedures. If the Company fails to regain compliance with Section 802.01B of the Manual at the end of the cure period, the NYSE will commence suspension and delisting procedures. The NYSE may also commence suspension and delisting procedures if the Common Stock trades at an “abnormally low” price or the average closing price of the Common Stock falls below $1.00 per share over a period of 30 consecutive trading days.

A delisting of the Common Stock from the NYSE could negatively impact the Company as it would likely reduce the liquidity and market price of the Common Stock and thus (i) reduce the number of investors willing to hold or acquire the Common Stock, which would negatively impact the Company’s ability to raise equity financing, and (ii) impair the Company’s ability to provide equity incentives to its employees.

The Notice has no immediate impact on the listing of the Common Stock, except that the Common Stock’s trading symbol “NINE” will be assigned a “.BC” indicator by the NYSE to signify that the Company is below the NYSE’s quantitative continued listing standards. The “.BC” indicator will be removed if and when the Company regains compliance with the NYSE’s continued listing standards.

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. Forward-looking statements also include statements that refer to or are based on projections, uncertain events or assumptions. The forward-looking statements included herein, such as those regarding the Company’s plan to regain compliance with NYSE listing standards, are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, the Company’s business being cyclical and dependent on the level of capital spending and well completions by the onshore oil and natural gas industry, which is volatile, strongly influenced by current and expected oil and natural gas prices, and may be affected by geopolitical and economic developments in the U.S. and globally, including conflicts, instability, acts of war or terrorism in oil producing countries or regions, particularly Russia, the Middle East, South America and Africa, as well as actions by members of the Organization of the Petroleum Exporting Countries and other oil exporting nations; general economic conditions and inflation, particularly, cost inflation with labor or materials; equipment and supply chain constraints; the Company’s ability to attract and retain key employees, technical personnel and other skilled and qualified workers; the Company’s ability to maintain existing prices or implement price increases on its products and services; pricing pressures, reduced sales or reduced market share as a result of intense competition in the markets for the Company’s dissolvable plug products; conditions inherent in the oilfield services industry, such as equipment defects, liabilities arising from accidents or damage involving the Company’s fleet of trucks or other equipment, explosions and uncontrollable flows of gas or well fluids, and loss of well control; the Company’s ability to implement and commercialize new technologies, services and tools; the Company’s ability to grow its completion tool business domestically and internationally; the adequacy of the Company’s capital resources and liquidity, including the ability to meet its debt obligations; the Company’s ability to manage capital expenditures; the Company’s ability to accurately predict customer demand; the loss of, or interruption or delay in operations by, one or more significant customers or one or more key suppliers; the incurrence of significant costs and liabilities resulting from litigation or claims for personal injury or property damage; cybersecurity risks; changes in laws or regulations regarding issues of health, safety and protection of the environment; and other factors described in the “Risk Factors” and “Business” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Item 7.01	Regulation FD Disclosure.

On October 25, 2024, the Company issued a press release with respect to the receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Nine Energy Service, Inc. press release dated October 25, 2024.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2024	NINE ENERGY SERVICE, INC.

	By:	/s/ Theodore R. Moore
Theodore R. Moore
Senior Vice President and General Counsel